October 31, 2002

                        SUPPLEMENT TO THE PROSPECTUS FOR
                        PIONEER VARIABLE CONTRACTS TRUST,
                        PIONEER BALANCED VCT PORTFOLIO,
                               DATED MAY 1, 2002

Effective December 1, 2002, Pioneer Investment Management, Inc. will resume responsibility for day-to-day management of the portfolio. Prudential Investment Management, Inc. will no longer be the portfolio's investment subadviser. All references to the subadviser in the prospectus will, effective December 1, 2002, refer to Pioneer. The following supplements the information presented in the prospectus:

PRINCIPAL INVESTMENT STRATEGIES

The following replaces the second and third paragraphs:

In selecting equity securities, Pioneer Investment Management, Inc., the portfolio's investment adviser, seeks securities selling at reasonable prices and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting equity investments include:

|X| Favorable expected returns relative to perceived risk
|X| Above average potential for earnings and revenue growth
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales
|X| A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

In selecting debt securities, Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the debt portion of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

The following replaces the "Asset allocation" box:

ASSET ALLOCATION
Pioneer allocates the portfolio's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the portfolio's assets.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The following replaces the section:

Even though the portfolio seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| The stock market goes down (this risk may be greater in the short term) |X| The portfolio's equity investments do not have the growth potential originally expected
|X| Stocks selected for income do not achieve the same return as securities selected for capital growth

The portfolio also has risks associated with investing in debt securities. The portfolio could underperform other investments if:

|X| Interest rates go up causing the value of the portfolio to decline
|X| The issuer of a debt security owned by the portfolio defaults on its obligation to pay principal or interest or has its credit rating downgraded
|X| During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk |X| During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
|X| Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

PORTFOLIO PERFORMANCE

Pioneer believes that the Standard & Poor's ("S&P") 500 Index is more representative of the equity issues in the portfolio than the Russell 3000 Index and will provide the S&P 500 Index in the future.

OTHER INVESTMENT POLICIES AND RELATED RISKS

The following supplements "Other investment policies and related risks":

DERIVATIVES
The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The following section replaces the sixth paragraph under "More on principal investments":

MORE ON RATING CRITERIA
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

MANAGEMENT

The sections entitled "Investment adviser" and "Investment subadviser" are deleted.

The following replaces the section entitled "Portfolio manager":

Day-to-day management of the portfolio is the responsibility of co-managers Timothy Mulrenan (equity securities) and Richard Schlanger (fixed income securities). Mr. Mulrenan joined Pioneer in 1997 as an analyst and has managed portfolios since 1998. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets. The co-managers are supported by the fixed income team, led by Kenneth J. Taubes, and the domestic equity team, which manage other Pioneer mutual funds investing primarily in fixed income securities and U.S. equity securities, respectively. Mr. Taubes joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds.

The managers may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the co-managers and the domestic equity and fixed income teams. Mr. Carey joined Pioneer as an analyst in 1979.

The following replaces the section entitled "Management fee":

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on the assets over $5 billion. The fee is normally computed daily and paid monthly.

                                                                   12663-00-1002
                                        (c) 2002 Pioneer Funds Distributor, Inc.

                                                                October 31, 2002

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                        PIONEER VARIABLE CONTRACTS TRUST,
                         PIONEER BALANCED VCT PORTFOLIO,
                                DATED MAY 1, 2002

Effective December 1, 2002, Pioneer Investment Management, Inc. ("Pioneer") will resume responsibility for day-to-day management of the portfolio. Prudential Investment Management, Inc. ("Prudential") will no longer be the portfolio's investment subadviser. The following supplements the information presented in the statement of additional information:

INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS

The second paragraph under Pioneer Balanced VCT Portfolio has been deleted.

INVESTMENT ADVISER

The sections entitled "Investment Subadviser of Balanced Portfolio" and "Subadvisory Fee for Balanced Portfolio" have been deleted.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

The last paragraph under the section entitled "Portfolio Turnover" has been deleted.